EXHIBIT 32.1



             Certification of Chief Executive Officer and and Chief
                  Financial Officer pursuant to Section 906 of
            the Sarbanes-Oxley Act of 2002 regarding Quarterly Report
            on Form 10-QSB for the quarter ended September 30, 2005
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         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Texas corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended September 30, 2006, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    December 12, 2006          By:  /s/ Steven L. Sample
         -----------------           -----------------------------------------
                                     Steven L. Sample
                                     Chief Executive Officer and
                                     Principal Financial Officer